Exhibit 4


                            JOINT FILING AGREEMENT

    Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby enter into this Joint Filing Agreement dated as of January 3, 2002 and agree that the Schedule 13D regarding Harbourton Financial Corporation to which this Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

                                     VALUE PARTNERS, LTD.

                                     By: Ewing & Partners as General Partner



                                     By:/s/ Timothy G. Ewing
                                        --------------------
                                        Timothy G. Ewing
                                        General Partner


                                     EWING & PARTNERS


                                     By:/s/ Timothy G. Ewing
                                        --------------------
                                        Timothy G. Ewing
                                        General Partner


                                     By:/s/ Timothy G. Ewing
                                        --------------------
                                        Timothy G. Ewing


                                     ENDURANCE PARTNERS (Q.P.), L.P.

                                     By: Endurance General Partners, L.P.
                                           as General Partner

                                     By:/s/ Timothy G. Ewing
                                        --------------------
                                        Timothy G. Ewing, as Manager and 100%
                                         shareholder of Ewing Asset Management,
                                         L.L.C., the general partner of
                                         Endurance General


                                     ENDURANCE PARTNERS, L.P.

                                     By: Endurance General Partners, L.P.
                                          as General Partner

                                     By:/s/ Timothy G. Ewing
                                        --------------------
                                        Timothy G. Ewing, as Manager and 100%
                                         shareholder of Ewing Asset Management,
                                         L.L.C., the general partner of
                                         Endurance General


                                     ENDURANCE GENERAL PARTNERS, L.P.


                                     By:/s/ Timothy G. Ewing
                                        --------------------
                                        Timothy G. Ewing, as Manager and 100%
                                         shareholder of Ewing Asset Management,
                                         L.L.C., the general partner of
                                         Endurance General


                                     EWING ASSET MANAGEMENT, L.L.C.


                                     By:/s/ Timothy G. Ewing
                                        --------------------
                                        Timothy G. Ewing, as Manager and 100%
                                         shareholder